Exhibit 3.29

RESTATED CERTIFICATE OF INCORPORATION
HOECHST CELANESE CORPORATION

Hoechst Celanese Corporation, incorporated under the name “The American Cellulose & Chemical Manufacturing Company, Ltd.” by the filing of its original Certificate of Incorporation with the Secretary of State on January 5, 1918, does hereby file this Restated Certificate of Incorporation which has been duly adopted by the Board of Directors and the sole Stockholder.  The text of this Restated Certificate of Incorporation as heretofore amended or supplemented is hereby restated and further amended to read in its entirety as follows:

FIRST:                                        The name of the Corporation is HNA HOLDINGS, INC.

SECOND:                         The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street in the City of Wilmington, County of New Castle.  The name of its registered agent at such address is The Corporation Trust Company.

THIRD:                                    The nature of the business and the objects and purposes proposed to be conducted or promoted by the Corporation are to engage in any activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:                        The total number of shares of stock that the Corporation shall have authority to issue is ten thousand (10,000) shares of Common Stock, par value $0.10 per share.

FIFTH:                                       The Board of Directors is authorized to adopt, amend or repeal the By-laws of the Corporation.

SIXTH:                                     Meetings of stockholders shall be held at such place, within or without the State of Delaware, as may be designated by or in the manner provided by the By-laws.  The books of the Corporation may be kept (subject to any provision contained in the Delaware General Corporation Law) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors in the By-laws of the Corporation.  Elections of directors need not be by written ballot unless and to the extent that the By-laws so provide.

SEVENTH:                   The Corporation reserves the right to amend, alter or repeal any provision contained in this Restated Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights of stockholders herein are subject to this reservation.

EIGHTH:                             No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

This Restated Certificate of Incorporation was duly adopted by the sole stockholder in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law.

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IN WITNESS WHEREOF, said HNA Holdings, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by David A. Jenkins, its President and attested by Julie K. Chapin, its Assistant Secretary, this 2nd day of January, 1998.

HNA HOLDINGS, INC.

		By:	/s/ David A. Jenkins
David A. Jenkins
President

ATTEST

By:	/s/ Julie K. Chapin
Julie K. Chapin
Assistant Secretary

[SEAL]

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CERTIFICATE OF AMENDMENT
OF THE
RESTATED CERTIFICATE OF INCORPORATION
HNA HOLDINGS, INC.

HNA Holdings, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

1.               That the Board of Directors of this Corporation, by unanimous written consent, adopted a resolution, proposing and declaring advisable, the following amendment to the Restated Certificate of Incorporation of this Corporation:

NOW THEREFORE, BE IT RESOLVED, Article FIRST of the Restated Certificate of Incorporation of the Corporation, dated January 2, 1998 be amended to read as follows:

“The name of the Corporation is CNA HOLDINGS, INC.”

2.               That pursuant to unanimous written consent, the holder of all of the outstanding shares entitled to vote hereon voted in favor of said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

3.               That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

4.               That the capital of said Corporation will not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said HNA Holdings, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by David A. Jenkins, its President, and attested by Edmond A. Collins, its Vice President, General Counsel and Secretary, this 16th day of August, 1999.

HNA HOLDINGS, INC.

/s/ David A. Jenkins
David A. Jenkins
President

ATTEST:

/s/ Edmond A. Collins
Edmond A. Collins
Vice President, General Counsel & Secretary

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CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
HOECEL CORPORATION
INTO
CNA HOLDINGS, INC.

(PURSUANT TO SECTION 253
OF THE GENERAL CORPORATION LAW OF DELAWARE)

CNA Holdings, Inc., a Delaware corporation (the “Corporation”), does hereby certify:

FIRST:                                      That both the Corporation and Hoecel Corporation (“HOECEL”) are corporations organized and existing under the General Corporation Law of the State of Delaware.

SECOND:                      That the Corporation owns all of the issued and outstanding shares of the common stock, no par value, of HOECEL, and there is no other class of stock of HOECEL.

THIRD:                                   That the Corporation, by the following resolutions of its Board of Directors, duly adopted on the 16th day of May 2000, determined to merge into itself HOECEL on the conditions set forth in such resolutions, effective upon the filing of this Certificate with the Secretary of State of Delaware (the “Effective Time”):

NOW THEREFORE BE IT RESOLVED, that this Corporation merge into itself its subsidiary, HOECEL, and assume all of said subsidiary’s liabilities and obligations; and

FURTHER RESOLVED, that the President of this Corporation be and he hereby is directed to make and execute, and the Assistant Secretary of this Corporation be and he hereby is authorized to attest, a Certificate of Ownership and Merger setting forth a copy of these resolutions for the merger of HOECEL into this Corporation and to assume HOECEL’s liabilities and obligations and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware and a certified copy thereof in the Office of the Recorder of Deeds, and to do all acts and things, whatsoever, whether within or without the State of Delaware, which may be in any way necessary or appropriate to effect the merger.  At the time of filing the Certificate of Ownership and Merger (the “Effective Time”), HOECEL shall cease to exist, and by virtue of the merger and without any action on the part of this Corporation or HOECEL, each share of Common Stock, no par value, of HOECEL issued and outstanding immediately prior to the Effective Time shall be cancelled and retired and no payment or other consideration shall be made with respect thereto.

IN WITNESS WHEREOF, CNA Holdings, Inc. has caused its corporate seal to be affixed and this Certificate to be signed by Edmond A. Collins, its authorized officer, this 29th day of September, 2000.

CNA Holdings, Inc.

/s/ Edmond A. Collins
Edmond A. Collins
President

ATTEST:

/s/ Robert G. Longaker, II
Robert G. Longaker, II
Assistant Secretary

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CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
ARISTOTLE 29 ASSET MANAGEMENT COMPANY, INC.
INTO
CNA HOLDINGS, INC.

(PURSUANT TO SECTION 253
OF THE GENERAL CORPORATION LAW OF DELAWARE)

CNA Holdings, Inc., a Delaware corporation (the “Corporation”), does hereby certify:

FIRST:                                      That both the Corporation and Aristotle 29 Asset Management Company, Inc. (“Aristotle”) are corporations organized and existing under the General Corporation Law of the State of Delaware.

SECOND:                      That the Corporation owns all of the issued and outstanding shares of the common stock, having a par value of $0.10 per share, of Aristotle, and there is no other class of stock of Aristotle.

THIRD:                                   That the Corporation, by the following resolutions of its Board of Directors, duly adopted on the 31st of October 2002, determined to merge into itself Aristotle on the conditions set forth in such resolutions, effective upon the filing of this Certificate with the Secretary of State of Delaware (the “Effective Time”):

NOW THEREFORE BE IT RESOLVED, that this Corporation merge into itself its subsidiary, Aristotle, and assume all of said subsidiary’s liabilities and obligations; and

FURTHER RESOLVED, that the Vice President, Principal Executive Officer & Secretary of this Corporation be and she hereby is directed to make and execute, and the Vice President & Assistant Secretary of this Corporation be and he hereby is authorized to attest, a Certificate of Ownership and Merger setting forth a copy of these resolutions for the merger of Aristotle into this Corporation and to assume Aristotle’s liabilities and obligations and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware and a certified copy thereof in the Office of the Recorder of Deeds, and to do all acts and things, whatsoever, whether within or without the State of Delaware, which may be in any way necessary or appropriate to effect the merger.  At the time of filing the Certificate of Ownership and Merger (the “Effective Time”), Aristotle shall cease to exist, and by virtue of the merger and without any action on the part of this Corporation or Aristotle, each share of Common Stock, having a par value of $0.10 per share, of Aristotle issued and outstanding immediately prior to the Effective Time shall be cancelled and retired and no payment or other consideration shall be made with respect thereto.

IN WITNESS WHEREOF, CNA Holdings, Inc. has caused its corporate seal to be affixed and this Certificate to be signed by Julie K. Chapin, its authorized officer, this 1st day of November, 2002.

CNA Holdings, Inc.

/s/ Julie K. Chapin
Julie K. Chapin
Vice President, Principal Executive Officer &
Secretary

ATTEST:

/s/ D.A. Spathakis
D.A. Spathakis
Vice President & Assistant Secretary

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CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
CELANESE FOREIGN HOLDINGS, INC.
INTO
CNA HOLDINGS, INC.

(PURSUANT TO SECTION 253
OF THE GENERAL CORPORATION LAW OF DELAWARE)

CNA Holdings, Inc., a Delaware corporation (the “Corporation”), does hereby certify:

FIRST:                                      That both the Corporation and Celanese Foreign Holdings, Inc. (“CFHI”) are corporations organized and existing under the General Corporation Law of the State of Delaware.

SECOND:                      That the Corporation owns all of the issued and outstanding shares of the common stock, having a par value of $0.10 per share, of CFHI, and there is no other class of stock of CFHI.

THIRD:                                   That the Corporation, by the following resolutions of its Board of Directors, duly adopted on the 31st of October 2002, determined to merge into itself CFHI on the conditions set forth in such resolutions, effective upon the filing of this Certificate with the Secretary of State of Delaware (the “Effective Time”):

NOW THEREFORE BE IT RESOLVED, that this Corporation merge into itself its subsidiary, CFHI, and assume all of said subsidiary’s liabilities and obligations; and

FURTHER RESOLVED, that the Vice President, Principal Executive Officer & Secretary of this Corporation be and she hereby is directed to make and execute, and the Vice President & Assistant Secretary of this Corporation be and he hereby is authorized to attest, a Certificate of Ownership and Merger setting forth a copy of these resolutions for the merger of CFHI into this Corporation and to assume CFHI’s liabilities and obligations and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware and a certified copy thereof in the Office of the Recorder of Deeds, and to do all acts and things, whatsoever, whether within or without the State of Delaware, which may be in any way necessary or appropriate to effect the merger.  At the time of filing the Certificate of Ownership and Merger (the “Effective Time”), CFHI shall cease to exist, and by virtue of the merger and without any action on the part of this Corporation or CFHI, each share of Common Stock, having a par value of $0.10 per share, of CFHI issued and outstanding immediately prior to the Effective Time shall be cancelled and retired and no payment or other consideration shall be made with respect thereto.

IN WITNESS WHEREOF, CNA Holdings, Inc. has caused its corporate seal to be affixed and this Certificate to be signed by Julie K. Chapin, its authorized officer, this 1st day of November, 2002.

CNA Holdings, Inc.

/s/ Julie K. Chapin
Julie K. Chapin
Vice President, Principal Executive Officer &
Secretary

ATTEST:

/s/ D.A. Spathakis
D.A. Spathakis
Vice President & Assistant Secretary

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CERTIFICATE OF OWNERSHIP AND MERGER
MERGING
CELANESE SCIENCE & TECHNOLOGY COMPANY, INC.
INTO
CNA HOLDINGS, INC.

(PURSUANT TO SECTION 253
OF THE GENERAL CORPORATION LAW OF DELAWARE)

CNA Holdings, Inc., a Delaware corporation (the “Corporation”), does hereby certify:

FIRST:                                      That both the Corporation and Celanese Science & Technology Company, Inc. (“CSTCI”) are corporations organized and existing under the General Corporation Law of the State of Delaware.

SECOND:                      That the Corporation owns all of the issued and outstanding shares of the common stock, without par value, of CSTCI, and there is no other class of stock of CSTCI.

THIRD:                                   That the Corporation, by the following resolutions of its Board of Directors, duly adopted on the 31st of October 2002, determined to merge into itself CSTCI on the conditions set forth in such resolutions, effective upon the filing of this Certificate with the Secretary of State of Delaware (the “Effective Time”):

NOW THEREFORE BE IT RESOLVED, that this Corporation merge into itself its subsidiary, CSTCI, and assume all of said subsidiary’s liabilities and obligations; and

FURTHER RESOLVED, that the Vice President, Principal Executive Officer & Secretary of this Corporation be and she hereby is directed to make and execute, and the Vice President & Assistant Secretary of this Corporation be and he hereby is authorized to attest, a Certificate of Ownership and Merger setting forth a copy of these resolutions for the merger of CSTCI into this Corporation and to assume CSTCI’s liabilities and obligations and the date of adoption thereof, and to file the same in the office of the Secretary of State of Delaware and a certified copy thereof in the Office of the Recorder of Deeds, and to do all acts and things, whatsoever, whether within or without the State of Delaware, which may be in any way necessary or appropriate to effect the merger.  At the time of filing the Certificate of Ownership and Merger (the “Effective Time”), CSTCI shall cease to exist, and by virtue of the merger and without any action on the part of this Corporation or CSTCI, each share of Common Stock, without par value, of CSTCI issued and outstanding immediately prior to the Effective Time shall be cancelled and retired and no payment or other consideration shall be made with respect thereto.

IN WITNESS WHEREOF, CNA Holdings, Inc. has caused its corporate seal to be affixed and this Certificate to be signed by Julie K. Chapin, its authorized officer, this 1st day of November, 2002.

CNA Holdings, Inc.

/s/ Julie K. Chapin
Julie K. Chapin
Vice President, Principal Executive Officer &
Secretary

ATTEST:

/s/ D.A. Spathakis
D.A. Spathakis
Vice President & Assistant Secretary

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